UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[  ] Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:
________________________________________________________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________________________________________________________
(5) Total fee paid:
________________________________________________________________________________________________________________________________

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
________________________________________________________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________________________________________________________
(3) Filing Party:
________________________________________________________________________________________________________________________________
(4) Date Filed:
________________________________________________________________________________________________________________________________

Dear Stockholders:

On March 23, 2021, Heritage-Crystal Clean, Inc. (the “Company”) filed and distributed a proxy statement (the “Proxy Statement”) relating to the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). Due to an administrative error, our proxy card listed our Class III Board Members for election for terms of three years instead of our Class I Board Members: Fred Fehsenfeld, Jr. and Jim Schumacher. If you have already voted prior to receiving this notice or proxy card, please recast your vote for the Class I Board Members.

The time and place of the 2021 Annual Meeting has not changed. The enclosed corrected proxy card should be read in conjunction with the Proxy Statement and annual report, which we previously provided to our stockholders of record, and we encourage you to vote using the corrected proxy card.

Please note that no changes have been made to the body of the Proxy Statement, and we are mailing the correct version of the proxy card to stockholders of record as of March 8, 2021.

HERITAGE-CRYSTAL CLEAN, INC.
2175 POINT Blvd., SUITE 375
ELGIN, IL 60123

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HCCI2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D50754-P53665 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HERITAGE-CRYSTAL CLEAN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. The election as class I directors all nominees listed below each with terms expiring at the 2024 Annual Meeting (except as marked to the contrary below):	☐	☐	☐	______________________

01) Fred Fehsenfeld, Jr.
02) Jim Schumacher

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

	For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year 2021.	☐	☐	☐
3. Advisory vote to approve the named executive officer compensation for fiscal 2020, as disclosed in the Proxy Statement for the annual meeting.	☐	☐	☐
4. To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

D50755-P53665

HERITAGE-CRYSTAL CLEAN, INC.
Annual Meeting of Shareholders
May 3, 2021

The undersigned hereby appoints Brian Recatto and Mark DeVita, and each of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Shareholders of Heritage-Crystal Clean, Inc. (the "Company"), to be held virtually at www.virtualshareholdermeeting.com/HCCI2021 on May 3, 2021, at 2:45 PM, Central Time, and any adjournments or postponements thereof, and to vote all shares of the common stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting. The undersigned hereby revokes any other proxy executed previously for the upcoming Annual Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR the election of all the directors listed on this card under Proposal 1, and FOR Proposals 2, 3 and 4.

Continued and to be signed on reverse side.